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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 7, 2001
                            ------------------------
                                 Date of Report
                        (Date of earliest event reported)

                                ICOS CORPORATION

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             (Exact name of registrant as specified in its charter)

              Delaware                    0-19171                91-1463450
--------------------------------  -----------------------  --------------------
  (State or other jurisdiction     (Commission File No.)       (IRS Employer
        of incorporation)                                   Identification No.)

             22021 -- 20/th/ Avenue S.E., Bothell, Washington 98021
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          (Address of principal executive offices, including zip code)

                                 (425) 485-1900
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              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits

        (c)      Exhibits

        1.1 Form of Underwriting Agreement among ICOS Corporation and the Representatives of the Underwriters named therein, relating to the registration statement, Registration No. 333-63790.

        5.1 Opinion of Perkins Coie LLP, relating to the registration statement, Registration No. 333-63790.

        99.1 Information relating to Item 14 - Other Expenses of Issuance and Distribution, of the registration statement, Registration No. 333-63790.

                                       -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ICOS CORPORATION

     Dated: November 7, 2001     By: /s/  MICHAEL A. STEIN
                                     -------------------------------
                                     Michael A. Stein
                                     Vice President and Chief Financial Officer

                                       -3-

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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

   1.1 Form of Underwriting Agreement among ICOS Corporation and the Representatives of the Underwriters named therein, relating to the registration statement, Registration No. 333-63790.

   5.1 Opinion of Perkins Coie LLP, relating to the registration statement, Registration No. 333-63790.

   99.1 Information relating to Item 14 - Other Expenses of Issuance and Distribution, of the registration statement, Registration No. 333-63790.